Natus Medical Announces Fourth Quarter and Full Year 2018 Financial Results

•	Reports record fourth quarter revenue of $141.0 million

•	Reports fourth quarter GAAP loss per share of $0.35 and non-GAAP earnings per share of $0.43

•	Provides annual revenue and earnings guidance for 2019

PLEASANTON, Calif. (February 13, 2019) - Natus Medical Incorporated (NASDAQ: BABY) (the “Company” or “Natus”) today announced financial results for the three months and full year ended December 31, 2018.

For the fourth quarter ended December 31, 2018, the Company reported revenue of $141.0 million, an increase of 7.3% compared to $131.4 million reported for the fourth quarter 2017. GAAP gross profit margin was 56.9% vs. 56.4% in the fourth quarter 2017. GAAP net loss was $11.6 million, or $0.35 per share, compared with GAAP net loss of $7.1 million, or $0.22 per share in the fourth quarter 2017.

Non-GAAP earnings per diluted share was $0.43 for the fourth quarter 2018, compared to $0.42 in the fourth quarter 2017. Non-GAAP net income was $14.5 million for the fourth quarter 2018 compared to the prior year's fourth quarter non-GAAP net income of $14.0 million. Non-GAAP gross profit margin was 58.2% in 2018 compared to 60.4% reported for the fourth quarter of 2017.

For the full year ended December 31, 2018, the Company reported revenue of $530.9 million, an increase of 6.0% compared to $501.0 million reported for the same period in 2017. GAAP gross profit margin was 57.3% in 2018 compared to 56.1% reported in 2017. GAAP net loss was $22.9 million, or $0.69 per share, compared with GAAP net loss of $20.3 million, or $0.62 per share in the same period in 2017.

Non-GAAP earnings per diluted share was $1.42 for the full year ended December 31, 2018, compared to $1.45 in 2017. The Company reported non-GAAP net income of $47.5 million for the year ended December 31, 2018, compared to the prior year's non-GAAP net income of $48.1 million.

Cash flow from operations during the three months ended December 31, 2018 was $14.1 million and the Company repaid $10.0 million of outstanding debt during the fourth quarter of 2018.

“Record revenue during the fourth quarter 2018 was driven by strong demand across multiple product and market segments. We saw particular strength in our U.S. neurodiagnostics and international hearing assessment markets,” said Jonathan Kennedy, President and Chief Executive Officer of Natus. “Shipments of Otoscan during the fourth quarter more than doubled last quarter when the product was launched and we ended the year with over 180 Otoscan devices in the field. We remain very encouraged by the ramping adoption of our new digital ear scanning technology.”

“The Natus team is truly energized by our recently announced “One Natus” initiative to create a single unified company through consolidation of our three core business units. This ongoing effort will make Natus a stronger, higher quality and more efficient competitor in the rapidly changing medical device market. The new organization will continue to advance our proven go-to-market strategies while leveraging common engineering, operations and supply chain infrastructure,” Kennedy concluded.

Financial Guidance

For the first quarter of 2019, the Company's revenue guidance is expected to be between $111.0 million and $115.0 million and non-GAAP earnings per share guidance is expected to be between $0.01 and $0.08.

For the full year 2019, the Company's revenue guidance is expected to be between $490.0 million and $510.0 million and non-GAAP earnings per share guidance is expected to be between $1.12 and $1.49.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, certain other expenses, and related tax effects, which the Company expects to be approximately $6.7 million and $19.8 million for the first quarter 2019 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.21 and $0.61 for the respective periods.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discrete items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring and other non-recurring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses, which are excluded in the non-GAAP items, are exclusively related to permanent reductions in our workforce and redundant facility closures. Other non-recurring costs are associated with the transition of the executive management team. These costs can include stock compensation from accelerated vesting of stock, severance payouts and related payroll expenses. 3) Certain discrete items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results, and each significant discrete transaction is evaluated to determine whether it should be excluded from non-GAAP reporting. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the expenses excluded from non-GAAP financial reporting. The nature of each quarterly discrete transaction will be evaluated to determine whether it should be excluded from non-GAAP reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled an investment-community conference call to discuss this announcement beginning at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) today, February 13, 2019. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 8797211. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 8797211. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of medical devices and services used for the screening, treatment and monitoring of common medical conditions in newborn care, hearing, balance impairment, neurological dysfunction, neurosurgery and sleep disorders.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements, which are generally statements that are not historical facts. Forward-looking statements can be identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will”, “outlook” and similar expressions. Forward-looking statements are based on management's current plans, estimates, assumptions and projections, and speak only as of the date they are made. These forward-looking statements include, without limitation, statements regarding creating a more efficient operating model, creating a stronger and more profitable company, enhancing focus on operational excellence, positioning the company for growth and driving long-term value for stakeholders. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. The Company's future results could differ materially due to a number of factors, including the ability of the Company to realize the anticipated benefits from its new structure or from its consolidation strategy, effects of competition, the Company's ability to successfully integrate and achieve its profitability goals from recent acquisitions, the demand for Natus products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on the Company's target markets, the Company's ability to expand its sales in international markets, the Company's ability to maintain current sales levels in a mature domestic market, the Company's ability to control costs, risks associated with bringing new products to market, and the Company's ability to fulfill product orders on a timely basis, as well as those factors identified under the heading Item 1A “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Natus disclaims any obligation to update information contained in any forward looking statement, except as required by law.

Natus Medical Incorporated
Drew Davies
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Revenue	$140,991	$131,440	$530,891	$500,970
Cost of revenue	58,103	54,761	217,952	213,376
Intangibles amortization	2,689	2,590	8,924	6,380
Gross profit	80,199	74,089	304,015	281,214
Gross profit margin	56.9%	56.4%	57.3%	56.1%
Operating expenses:
Marketing and selling	34,206	31,060	136,680	126,166
Research and development	15,296	13,724	61,482	51,822
General and administrative	13,632	16,923	70,599	74,424
Intangibles amortization	9,151	7,330	22,585	19,171
Restructuring	23,049	1	37,231	914
Total operating expenses	95,334	69,038	328,577	272,497
Income (loss) from operations	(15,135)	5,051	(24,562)	8,717
Interest expense	(1,545)	(1,783)	(6,785)	(5,069)
Other income (expense)	(1,209)	(516)	(913)	1,502
Income (loss) before tax	(17,889)	2,752	(32,260)	5,150
Provision for income tax expense (benefit)	(6,256)	9,846	(9,325)	25,443
Net loss	$(11,633)	$(7,094)	$(22,935)	$(20,293)
Loss per share:
Basic	$(0.35)	$(0.22)	$(0.69)	$(0.62)
Diluted	$(0.35)	$(0.22)	$(0.69)	$(0.62)
Weighted-average shares:
Basic	33,495	32,648	33,111	32,564
Diluted	33,495	32,648	33,111	32,564

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	December 31,	September 30,	December 31,
	2018	2018	2017
ASSETS

Current assets:
Cash and investments	$56,373	$54,440	$88,950
Accounts receivable	127,041	121,113	126,809
Inventories	79,736	80,586	71,529
Other current assets	22,625	30,843	18,340
Total current assets	285,775	286,982	305,628

Property and equipment	22,913	21,564	22,071
Goodwill and intangible assets	287,097	318,618	345,580
Deferred income tax	22,639	10,135	10,709
Other assets	19,716	16,746	25,931
Total assets	$638,140	$654,045	$709,919

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$28,805	$20,595	$25,242
Short-term debt	35,000	20,000	—
Accrued liabilities	52,568	52,015	51,738
Deferred revenue	17,073	16,816	15,157
Total current liabilities	133,446	109,426	92,137

Long-term liabilities:
Long-term debt	69,474	94,426	154,283
Deferred income tax	16,931	18,896	19,407
Other long-term liabilities	19,845	21,338	21,995
Total liabilities	239,696	244,086	287,822
Total stockholders’ equity	398,444	409,959	422,097
Total liabilities and stockholders’ equity	$638,140	$654,045	$709,919

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Operating activities:
Net loss	$(11,633)	$(7,095)	$(22,935)	$(20,293)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for losses on accounts receivable	1,038	1,313	6,909	10,017
Depreciation and amortization	8,211	9,239	33,863	30,098
Impairment of intangible assets	8,192	1,674	8,192	1,674
Goodwill impairment	14,846	—	14,846	—
(Gain) loss on disposal of property and equipment	336	(35)	746	(21)
Warranty reserve	1,512	63	1,585	5,370
Share-based compensation	1,605	2,222	17,051	9,445
Changes in operating assets and liabilities:
Accounts receivable	(8,154)	(16,813)	(5,199)	(30,473)
Inventories	(2,260)	790	(7,443)	7,581
Other assets	9,280	4,097	(5,118)	5,492
Accounts payable	7,904	8,145	4,105	(1,385)
Accrued liabilities	(2,912)	13,958	(1,944)	5,421
Deferred revenue	331	658	2,076	(7,232)
Deferred income tax	(14,231)	(12,738)	(13,714)	4,032
Net cash provided by operating activities	14,065	5,478	33,020	19,726
Investing activities:
Acquisition of businesses, net of cash acquired	—	(48,296)	151	(190,888)
Purchases of property and equipment	(2,748)	(1,317)	(7,875)	(4,066)
Purchase of intangible assets	(28)	—	(665)	—
Sale of short-term investments	—	—	—	34,019
Net cash used in investing activities	(2,776)	(49,613)	(8,389)	(160,935)
Financing activities:
Proceeds from stock option exercises and ESPP	933	1,219	11,448	3,466
Repurchase of common stock	—	—	(5,630)	(2,268)
Taxes paid related to settlement of equity awards	(10)	(3,367)	(5,183)	(7,052)
Deferred debt issuance costs	—	—	—	(354)
Contingent consideration earn-out	—	(20)	(147)	(2,966)
Proceeds from long-term borrowings	—	—	—	60,000
Payments on borrowings	(10,000)	—	(50,000)	(45,000)
Net cash provided by (used in) financing activities	(9,077)	(2,168)	(49,512)	5,826
Exchange rate changes effect on cash and cash equivalents	(279)	2,848	(7,696)	10,782
Net Increase (decrease) in cash and cash equivalents	1,933	(43,455)	(32,577)	(124,601)
Cash and cash equivalents, beginning of period	54,440	132,405	88,950	213,551
Cash and cash equivalents, end of period	$56,373	$88,950	$56,373	$88,950

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
GAAP based results:
Income (loss) before provision for income tax	$(17,889)	$2,752	$(32,260)	$5,150

Non-GAAP adjustments:
Intangibles amortization - (COGS)	2,689	2,590	8,924	6,380
Recall accrual and remediation efforts (COGS)	163	(437)	1,538	3,507
Restructuring and other non-recurring costs (COGS)	3,094	—	3,968	1,684
Direct costs of acquisitions (COGS)	(439)	3,145	3,443	7,590
Intangibles amortization - (OPEX)	9,151	7,330	22,591	19,171
Direct costs of acquisitions (M&S)	7	467	431	129
Recall accrual and remediation efforts (R&D)	1,328	1,066	6,203	7,637
Direct costs of acquisitions (R&D)	43	100	277	125
Restructuring and other non-recurring costs (OPEX)	19,514	1	37,834	5,401
Direct costs of acquisitions (G&A)	223	1,813	3,691	4,183
Restructuring and other non-recurring costs (OI)	—	—	366	—
Direct costs of acquisitions (OI)	—	—	—	48
Extraordinary annual meeting expenses	—	—	2,230	—
Extraordinary patent litigation	310	—	1,306	1,642
Non-GAAP income before provision for income tax	18,194	18,827	60,542	62,647

Income tax expense, as adjusted	$3,692	$4,866	$13,049	$14,537

Non-GAAP net income	$14,502	$13,961	$47,493	$48,110
Non-GAAP earnings per share:
Basic	$0.43	$0.43	$1.43	$1.48
Diluted	$0.43	$0.42	$1.42	$1.45

Weighted-average shares used to compute
Basic non-GAAP earnings per share	33,495	32,648	33,111	32,564
Diluted non-GAAP earnings per share	33,658	33,225	33,455	33,129

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (unaudited)
(in thousands, except per share amounts)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
GAAP Gross Profit	80,199	74,089	304,015	281,214
Amortization of intangibles	2,689	2,590	8,924	6,380
Direct cost of acquisitions	(439)	3,145	3,443	7,590
Recall accrual and remediation efforts	163	(437)	1,538	3,507
Restructuring and other non-recurring costs	(548)	—	326	1,684
Non-GAAP Gross Profit	82,064	79,387	318,246	300,375
Non-GAAP Gross Margin	58.2%	60.4%	59.9%	60.0%

GAAP Operating Profit	(15,135)	5,051	(24,562)	8,717
Amortization of intangibles	11,840	9,920	31,515	25,551
Recall accrual and remediation efforts	1,491	629	7,741	11,144
Extraordinary patent litigation	310	—	1,306	1,642
Restructuring and other non-recurring costs	22,608	1	41,802	7,085
Direct cost of acquisitions	(166)	5,525	7,842	12,027
Extraordinary annual meeting expenses	—	—	2,230	—
Non-GAAP Operating Profit	20,948	21,126	67,874	66,166
Non-GAAP Operating Margin	14.9%	16.1%	12.8%	13.2%

GAAP Provision for income tax expense (benefit)	(6,256)	9,846	(9,325)	25,443
Effect of accumulated change of pretax income	24,704	8,244	20,003	13,343
Effect of change in annual expected tax rate	(16,719)	(514)	(2,599)	(988)
Repatriation tax adjustment	2,576	(22,188)	2,676	(22,188)
Stock-based compensation adjustment	79	—	1,701	—
Tax audit reserve	—	(1,263)	—	(1,263)
Valuation Allowance for GAAP purposes	(15)	10,755	1,270	—
Restructuring expenses	(677)	—	(677)	—
Effect on acquisition cost	—	(14)	—	190
Non-GAAP Income tax expense	3,692	4,866	13,049	14,537

	Quarter Ended	Year Ended
	March 31, 2019	December 31, 2019
GAAP EPS Guidance	($0.20) - ($0.13)	$0.51 - $0.88
Amortization of Intangibles	0.21	0.72
Restructuring and other non-recurring costs	0.06	0.08
Tax effect	(0.06)	(0.19)
Non-GAAP EPS Guidance	$0.01 - $0.08	$1.12- $1.49

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GROSS MARGIN BY BUSINESS UNIT (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Neuro:
Revenue	$73,666	$68,189	$279,799	$243,143
Cost of revenue	28,401	26,964	108,033	91,992
Intangibles amortization	980	1,392	4,487	2,767
Gross profit	44,285	39,833	167,279	148,384
Gross profit margin	60.1%	58.4%	59.8%	61.0%

Newborn care:
Revenue	$32,268	$35,223	$123,567	$143,631
Cost of revenue	13,186	13,994	51,410	66,233
Intangibles amortization	953	136	1,311	471
Gross profit	18,129	21,093	70,846	76,927
Gross profit margin	56.2%	59.9%	57.3%	53.6%

Otometrics:
Revenue	$35,057	$28,028	$127,525	$114,196
Cost of revenue	16,516	13,803	58,509	55,151
Intangibles amortization	756	1,062	3,126	3,142
Gross profit	17,785	13,163	65,890	55,903
Gross profit margin	50.7%	47.0%	51.7%	49.0%

Consolidated:
Revenue	$140,991	$131,440	$530,891	$500,970
Cost of revenue	58,103	54,761	217,952	213,376
Intangibles amortization	2,689	2,590	8,924	6,380
Gross profit	80,199	74,089	304,015	281,214
Gross profit margin	56.9%	56.4%	57.3%	56.1%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP GROSS MARGIN BY BUSINESS UNIT (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Neuro:
GAAP Gross Profit	44,285	39,833	167,279	148,384
Amortization of intangibles	980	1,392	4,487	2,767
Acquisition charges	(449)	1,991	3,383	1,991
Recall accrual and remediation efforts	—	(437)	—	1,344
Restructuring and other non-recurring costs	159		159
Non-GAAP Gross Profit	44,975	42,779	175,308	154,486
Non-GAAP Gross Margin	61.1%	62.7%	62.7%	63.5%

Newborn care:
GAAP Gross Profit	18,129	21,093	70,846	76,927
Amortization of intangibles	953	136	1,311	471
Acquisition charges		484		484
Recall accrual and remediation efforts	163	—	1,538	2,163
Restructuring and other non-recurring costs	(731)		118	1,684
Non-GAAP Gross Profit	18,514	21,713	73,813	81,729
Non-GAAP Gross Margin	57.4%	61.6%	59.7%	56.9%

Otometrics:
GAAP Gross Profit	17,785	13,163	65,890	55,903
Amortization of intangibles	756	1,062	3,126	3,142
Acquisition charges	10	670	60	5,115
Restructuring and other non-recurring costs	24	—	49	—
Non-GAAP Gross Profit	18,575	14,895	69,125	64,160
Non-GAAP Gross Margin	53.0%	53.1%	54.2%	56.2%

Consolidated:
GAAP Gross Profit	80,199	74,089	304,015	281,214
Amortization of intangibles	2,689	2,590	8,924	6,380
Acquisition charges	(439)	3,145	3,443	7,590
Recall accrual and remediation efforts	163	(437)	1,538	3,507
Restructuring and other non-recurring costs	(548)	—	326	1,684
Non-GAAP Gross Profit	82,064	79,387	318,246	300,375
Non-GAAP Gross Margin	58.2%	60.4%	59.9%	60.0%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
GEOGRAPHIC REVENUE (unaudited)
(in thousands)

	Quarter Ended		Year Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Consolidated Revenue:
United States	78,725	70,369	300,860	270,860
International	62,266	61,071	230,031	230,110
Totals	140,991	131,440	530,891	500,970

United States	56%	54%	57%	54%
International	44%	46%	43%	46%
Totals	100%	100%	100%	100%